ASSIGNMENT OF DEBTS

YARRAMAN ESTATE PTY LIMITED ACN 101 141 593
Seller

WHINNERS PTY LIMITED ACN 000 641 092
Buyer

PETER W. HOPKINS
Business and Resources Law

Level 8, 65 York Street
Sydney NSW 2000

Telephone	(612) 9267.6600
Facsimile	(612) 8569.0205
Mobile/Pager	(041) 117.4851
Email	peter@hopkins.com.au

A member of the Clarence Professional Group

ASSIGNMENT OF DEBTS

THIS AGREEMENT IS MADE ON 5 FEBRUARY 2007

PARTIES

YARRAMAN ESTATE PTY LIMITED ACN 101 141 593 c/- Axonn Chartered Accountants, 147 Comur Street Yass NSW 2582 (**"Seller"**)

WHINNERS PTY LIMITED ACN 000 641 092 of Suite 8 Level 22 Grosvenor House Sydney NSW 2000 (**"Buyer"**)

RECITALS

A. The Debtors are each indebted to the Seller in respect of their respective Debts as set out in the Schedule.

B. The Seller has agrees to assign the Debts to the Buyer on the terms set out in this agreement.

AGREEMENTS

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

1.1.1 Where commencing with a capital letter:

"Debts" means each of the respective debts due from the Debtors to the Sellers as set out in the Schedule.

"Debtors" means each of the persons specified in the Schedule.

"Special Account" means the following bank account of the Buyer established for the purposes of this agreement:

Account holder:	Whinners Pty Limited
Account Title:	Yarraman Estate No. 2 Account
Bank:	Westpac Private Bank
BSB:	032 102
Account No:	491 433

1.1.2 Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

1.2 Presumptions of interpretation

1.2.1 Unless the context otherwise requires a word which denotes:

(a) the singular denotes the plural and vice versa;

(b) any gender denotes the other genders; and

(c) a person includes an individual, a body corporate, and a government.

1.2.2 Unless the context otherwise requires a reference to:

(a) any legislation includes any regulation or instrument made under it, any relevant predecessor legislation in force at a relevant time and where the legislation is amended, re-enacted or replaced means that amended, re-enacted or replacement legislation as in force at the relevant time;

(b) any other agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

(c) a clause, schedule, annexure or exhibit is a reference to a clause of, annexure to, schedule to or exhibit to this agreement;

(d) a group of persons includes any one or more of them; and

(e) a thing or amount is a reference to the whole and each part of it.

1.3 References to agreement

A reference to this agreement includes the recitals of and any schedules, annexures and exhibits to this agreement and where amended means this agreement as so amended.

1.4 Headings and table of contents

Headings and the table of contents must be ignored in the interpretation of this agreement.

1.5 Joint and several

An agreement warranty representation or obligation which binds or benefits 2 or more persons under this agreement binds or benefits those persons jointly and separately.

1.6 Successors and assigns

A person includes the trustee, executor, administrator, successor in title and assign of that person. This clause must not be construed as permitting a party to assign any right under this agreement.

1.7 Business day

A business day is a day other than Saturday during which banks are open for general banking business in the state or territory whose laws apply in the construction of this agreement.

2. ASSIGNMENT OF DEBTS

2.1 For the consideration payable by the Buyer to the Seller, the Seller as beneficial owner assigns to the Buyer absolutely all of the Seller's right title

and interest in the Debts together with all interest which has accrued or which may accrue in the future on the Debts.

2.2 Subject to clause 5.6, the consideration payable by the Buyer to the Seller is $500,000.

2.3 Subject to clause 3.2, payment of $500,000 is to be made prior to or at the time of exchange of this agreement.

3. WARRANTIES BY SELLER

3.1 The Seller gives the following warranties to the Buyer:

(a) each of the Debts is still due and owing in full by each Debtor to the Seller.

(b) no Debtor has any right at law or otherwise to set off any amount against the Debt owed by it to the Seller. Without limitation:

(i) the Seller is not indebted to any Debtor;

(ii) no Debtor is entitled to any early settlement discount or other reduction in the amount of its Debt on any basis whatsoever;

(iii) there is no dispute by any Debtor as to the amount of its Debt.

(iv) there is no dispute by any Debtor in respect of the transaction giving rise to its Debt or any other transactions between the Debtor and the Seller and the Seller is not aware of any act or omission by it which may give rise to any such dispute.

(v) no Debtor has any claims against the Seller on any account whatsoever .

(c) the Seller is not aware of any reason why any of the Debts will not be paid promptly in the usual course of trading with each Debtor.

(d) the Seller has full power to assign the Debts to the Buyer.

(e) the assignment of the Debts under this agreement is taken by the Buyer free and clear of any mortgages, pledges, liens, charges or other encumbrances or claims or absolute or defeasible interests of any other person.

3.2 Without limitation, the Seller must do all such things as are necessary to procure that each of the Debts are immediately released from the fixed and floating charge ASIC Charge No. 1053474 granted by the Seller to Provident Capital Limited ACN 082 735 573 and the Buyer is not obliged to pay any part of the purchase price until such release is in place.

4. NOTICE TO DEBTORS

4.1 On exchange of this agreement the Seller must hand to the Buyer such number of original notices of this assignment duly signed by the Seller in such form as the Buyer may require.

4.2 Promptly on request by the Buyer made from time to time the Seller shall deliver to the Buyer such number of additional original notices of this assignment duly signed by the Seller in such form as the Buyer may require.

4.3 Subject to clause 4.4 the Buyer has agreed at the request of the Seller not to give any notice of this assignment for the time being to any Debtor and in consideration of the Buyer's agreement to this request:

(a) the Seller agrees to:

(i) promptly give notice to each Debtor whose Debt is greater than $15,000 requesting that the Debtor make all future payments of amounts due by it to the Seller to the Special Account. The Seller also agrees to provide a copy of each such notice to the Buyer and not to give any notice cancelling this arrangement until all of the Debts of all of the Debtors have been paid in full or the obligations of the Seller under this agreement have been satisfied in full.

(ii) promptly deposit into the Special Account any cheques received by it in respect of any Debt or part thereof.

(iii) on or before the close of business each Monday, and by the close of business on the next business day after the Buyer makes any request that it do so, give to the Buyer:

- a print out of its current Debtors ledger up to date no earlier than as at the close of business on the previous business day;
- a copy of its bank statement for each account operated by it up to date no earlier than as at the close of business on the previous business day.

(iv) promptly advise the Buyer of any change of address of a Debtor.

(b) the Seller acknowledges and agrees that:

(i) if any Debt is paid in whole or in part by a Debtor transferring funds direct to a bank account of the Seller then such funds will be received by the Seller in trust for the Buyer and the Seller will immediately transfer any such amounts to the Special Account.

(ii) each payment made by a Debtor to the Seller or to the Special Account will be treated as a payment in reduction of the Debt of that Debtor until the Debt has been paid in full even if the amount of such payment is the same as for a separate or subsequent obligation of the Debtor to the Seller or is for an amount greater than the balance of the Debt at the time the payment is made.

(c) the Seller will promptly notify the Buyer of any cheques received by it and amounts transferred to its accounts by any Debtors and of each

deposit or transfer by the Seller of amounts to the Special Account pursuant to paragraphs (a) or (b).

4.4 The Buyer reserves the right in its absolute discretion to at any time give notice of this assignment to all or any of the Debtors without giving any prior notice to the Seller. The giving of any such notice by the Buyer does not relieve the Seller of its continuing obligations under clause 4.3.

5. INDEMNITY BY SELLER

5.1 The Seller agrees to indemnify the Buyer against any loss or damage it may incur (including all costs of seeking to recover any such Debt on a solicitor own client basis) by virtue of the failure of any of the Debtors to pay their respective Debts or if the amount of any Debt is otherwise not paid to the Buyer for any reason whatsoever on or before 30 June 2007.

5.2 Without limiting the previous clause, the Seller agrees that if the Buyer has not received payment of an amount equal to the total of all of the Debts on or before 30 June 2007 the Seller will immediately make payment to the Buyer of an amount equal to the unpaid balance.

5.3 Upon the Seller making all such payments (if any) under the previous clause or satisfying in full its indemnity obligations, the Buyer will assign all of its rights in respect of each then outstanding Debt to the Seller or as it may direct.

5.4 Pending each Debt being paid in full the Buyer may retain in the Special Account all amounts paid to it by any Debtor in excess of the amount of the Debt of that Debtor and set off all such amounts against the obligations of the Seller under the clause 5.2 and its indemnity obligations. If the amount held by the Buyer under this clause is equal to or greater than the unpaid balance of the Debts at any time prior to 30 June 2007, the Seller may request the Buyer to apply so much of the amount as is equal to the unpaid balance of the Debts in full satisfaction of the Seller's obligations under this agreement and the Buyer will assign all of its rights in respect of each then outstanding Debts to the Seller or as it may direct.

5.5 The Buyer will provide a copy of a bank statement for the Special Account promptly upon being requested by the Seller to do so but need not provide such copy more often than fortnightly. The bank statement provided will be up to date as of the previous business day before the date of the request.

5.6 If all of the Debts are paid in full on or before 30 June 2007 or all of the obligations of the Seller under this agreement are satisfied on or before that date (but not otherwise) the Seller will pay to the Buyer the sum of $23,400.00 by way of additional consideration for the assignment of the Debts.

6. POWER OF ATTORNEY

6.1 The Seller irrevocably appoints each director of the Buyer for the time being severally as the attorney of the Seller in the name the Seller to:

(a) demand, sue for, receive and give effectual discharges for the Debt;

(b) conduct any legal proceedings in relation to the Debt, including proceedings on appeal, as effectually as the Seller could or might;

(c) for any purpose from time to time, appoint any substitute, delegate or sub-attorney.

6.2 The Buyer must indemnify the Seller against all costs and expenses incurred in connection with anything done by the Buyer as the attorney of the Seller pursuant to clause 6.1.

7. NOTICES

7.1 Form of notice

A notice:

(a) must be in writing;

(b) must be in the English language;

(c) may be given on behalf of a person by a solicitor, director or company secretary of the person; and

(d) may be given to a person by being given to a solicitor, director or company secretary of the person.

7.2 Means of giving notices

A notice may be given to the addressee by:

(a) delivering it to the street address of the addressee which includes placing it in a postal receptacle provided for the address or leaving it at the address with a person apparently of or over the age of 16 years;

(b) sending it by prepaid ordinary post (airmail if outside Australia) to the street address of the addressee; or

(c) sending it by facsimile or e-mail to the facsimile or e-mail number of the addressee.

7.3 Specified address for service

Until a party gives notice of a change, the street address, e-mail number and facsimile number for that party is:

The Seller

street address:	Yarraman Road Wybong NSW 2333
e-mail number:	jwells@yarramanestate.com
facsimile number:	(02) 6547.8039

The Buyer

street address:	Suite 8 Level 22 Grosvenor House Sydney NSW
postal address:	PO Box 216 Royal Exchange NSW 1225
e-mail number:	wial@iprimus.com.au
facsimile number:	(02) 9252.8977

7.4 Notification of change of address

If the street address, e-mail number or facsimile number for a party changes the party must give notice of the change to each other party. Notification of the changed street address or facsimile number takes effect at the later of the time of giving the notice of change or the time specified in the notice.

7.5 Time notices are given

Except if a later time is specified in a term of this agreement dealing with a notice, a notice is to be regarded as given, served, received and as having come to the attention of the addressee:

(a) if delivered to the street address of the addressee, at the time of delivery;

(b) if it is sent by post to the street address of the addressee, on the 3rd (7th if outside Australia) day after posting; or

(c) if sent by facsimile or e-mail to the facsimile or e-mail number of the addressee (as the case may be) at the time transmission is completed.

7.6 Proof of giving notices

Proof of the sending of a notice by facsimile or e-mail and the time of completion of transmission may be established by production of a transmission report by the machine from which the facsimile or e-mail was sent which indicates that the facsimile or e-mail was sent in its entirety to the facsimile or e-mail number of the addressee (as the case may be).

7.7 Operation of statutory provisions for notices

This clause does not exclude the operation of any statutory provision relating to the serving of notices. However:

(a) those provisions relating to service of notices by post are not to apply to this agreement; and

(b) any statutory provisions do not apply to the service of notices under any other clause in this agreement which expressly specifies the method of giving notices under that other clause.

7.8 Copies of notices

If a party is required by any term of this agreement to give a copy of a notice to a person the failure to give the copy of the notice to the person may not be raised to rebut the effective giving of the notice.

8. MISCELLANEOUS

8.1 Laches, amendment and waiver

8.1.1 Any failure or delay by a party to insist on the performance by another party of any of its obligations under this agreement does not preclude that party from insisting on performance of that or any other obligation at any time.

8.1.2 This agreement may only be varied by the written agreement of the parties.

8.1.3 An obligation of a party to another party may only be waived by notice in writing signed by the other party.

8.2 Rights cumulative

Except when the contrary is stated in this agreement, the rights of a party under this agreement are cumulative and are in addition to the other rights of that party.

8.3 Approvals and consent

8.3.1 Except when the contrary is stated in this agreement, a party may give or withhold an approval or consent to be given under this agreement in that party's absolute discretion and subject to those conditions determined by the party.

8.3.2 A party is not obliged to give its reasons for giving or withholding a consent or for giving a consent subject to conditions.

8.4 Assignment

The Buyer may assign all or any of its right under this agreement with the prior written consent of the Seller.

8.5 Counterparts

This agreement may be executed in a number of counterparts and if so executed, the counterparts taken together constitute one agreement.

8.6 Entire agreement

8.6.1 This agreement embodies the entire understanding and agreement between the parties as to the subject matter of this agreement.

8.6.2 All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this agreement are merged in and superseded by this agreement.

8.7 **Further assurance**

The Seller must do all acts and things, including without limitation the execution of all such documents, as may be reasonably required by the Buyer to effect, perfect or complete the assignment pursuant to this agreement and all transactions incidental to it.

8.8 **Governing law and jurisdiction**

8.8.1 This agreement is governed by and must be construed in accordance with the laws of New South Wales.

8.8.2 Each party:

(a) irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and all courts which have jurisdiction to hear appeals from those courts; and

(b) waives any right to object to proceedings being brought in those courts for any reason.

8.9 **Legal costs**

The parties must each pay their own legal and other expenses relating directly or indirectly to the negotiation, preparation and execution of this agreement and all documents incidental to it.

8.10 **Rights cumulative**

Except when the contrary is stated in this agreement, the rights of a party under this agreement are cumulative and are in addition to the other rights of that party.

8.11 **Stamp duty and other charges**

The Buyer must promptly pay all stamp duty, fees and other taxes and charges payable in connection with:

(a) this agreement and any document incidental to it;

(b) the registration and filing of this agreement and any document incidental to it.

EXECUTED AS A DEED

Executed by **YARRAMAN ESTATE PTY LIMITED ACN 101 141 593** acting by the following officers pursuant to section 127 of the Corporations Act 2001 (Cth):

[signature]	....
Signature of ~~Director~~/Secretary	Signature of Director
John Wells	....
Name of ~~Director~~/Secretary (print)	Name of Director (print)

Executed by **WHINNERS PTY LIMITED ACN 000 641 092** acting by the following officers pursuant to section 127 of the Corporations Act 2001 (Cth):

....	....
Signature of Director/Secretary	Signature of Director
....	....
Name of Director/Secretary (print)	Name of Director (print)

SCHEDULE

Debtor Ref and Name		Debt
ALBERTA1	ALBERTA LIQUOR CONTROL BOARD	3,850.86
ALM00001	AUSTRALIAN LIQUOR MARKETERS	21,632.98
ANCIENT1	ANCIENT BRITON HOTEL	704.55
AUSTRAL3	AUSTRALIAN WINE SELECTORS	1,362.24
BACCHUS1	BACCHUS WINE & SPIRIT MERCHANT	52,904.65
BARKERRU	BARKER OLD BOYS RUGBY UNION	672.00
BEECROFT	BEECROFT CELLARS	3,269.38
BLACKBUT	BLACKBUTT HOTEL	4,993.48
CARAT001	CARAT AUSTRALIA	1,455.14
CBDCELLA	CBD CELLARS	1,714.18
CELLAEPP	CELLARBRATIONS EPPING	2,463.48
CESNOKHT	CESSNOCK HOTEL	265.21
CESSCELL	CESSNOCK CELLARS	962.13
COMHOTMP	COMMERCIAL HOTEL MORPETH	400.87
COMMONWE	THE COMMONWEALTH HOTEL	176.82
CUISINE1	THE CUISINE GROUP	5,272.31
DANMURPH	DAN MURPHY'S	15,853.13
DENMANHO	DENMAN HOTEL	1,027.81
DUGGAN'S	DUGGAN'S DISTILLERS PRODUCTS	48,250.00
DWS00001	DOMAINE WINE SHIPPERS Pty Ltd	61,468.42
ERINDALE	ERINDALE LOCAL LIQUOR	281.71
EXCALIB1	EXCALIBER TRADING (S) PTE LTD	1,655.00
FENNELLB	FENNELL BAY CELLARS	291.33
GETWINES	GET WINES DIRECT	91,542.52
HLW00001	HOTEL LIQUOR WHOLESALERS	2,215.46
ILG00001	INDEPENDENT LIQUOR GROUP	4,692.21
IMPACTWN	IMPACT WINES/ WILLIAMS WINES	11,666.40
LARKINGS	NEIL LARKINGS	1,552.92
LORNBOTT	LORN BOTTLESHOP	1,152.38
M.L.C.C1	MANITOBA LIQUOR CONTROL	933.79
MUSSRSL1	MUSWELLBROOK RSL SUB BRANCH CL	266.78
NATLSTDU	NATIONAL UNION OF STUDENTS INC	525.00
NELSONBY	NELSON BAY CELLARS	605.63
ORIENT01	ORIENT PACIFIC (TRADES)	12,984.00
OVERSEAS	OVERSEAS WINES GmbH	15,064.88
PORTERNB	PORTERS NORTHBRIDGE	5,358.14
PREMWIND	PREMIUM WINES DIRECT	28,381.85
PRINCMER	PRINCE OF WALES HOTEL MEREWETH	198.66
RADIOCAI	RADIO CAIRO	245.43
RWS00001	ROBERT WHALE SELECTIONS LTD	104,718.00
SAILSRES	SAILS RESTAURANT	202.35
SAVSCHIR	SAVERIO SCHIRALLI AGENCIES	59,243.25
SCONEWCE	SCONE WINE CENTRE	244.56
SOUTHMBK	SOUTH MUSWELLBROOK CELLARS	1,140.75
TOWNHALL	TOWN HALL HOTEL	265.23
UPPERH01	Upper Hunter Wine Centre	310.21
WAVFINEW	WAVERTON FINE WINE & FOOD	2,809.62
WINEMAKE	WINEMAKERS CHOICE	4,906.90
WINESOCI	THE AUSTRALIAN WINE CONSUMERS	144.82
WORLDICN	WORLD ICON INTERNATIONAL GROUP	5,219.99
LUNAPARK	LUNA PARK SYDNEY PTY LTD	40,180.28
POWER001	D.A. POWER	7,453.84
	TOTAL DEBTS TO BE ASSIGNED	**635,173.53**

SCHEDULE (Cont)

Address and contact details of each Debtor

EXECUTED AS A DEED

Executed by **YARRAMAN ESTATE PTY LIMITED ACN 101 141 593** acting by the following officers pursuant to section 127 of the Corporations Act 2001 (Cth):

....	W J Stubbs ....
Signature of Director/Secretary	Signature of Director
....	William John Stubbs ....
Name of Director/Secretary (print)	Name of Director (print)

Executed by **WHINNERS PTY LIMITED ACN 000 641 092** acting by the following officers pursuant to section 127 of the Corporations Act 2001 (Cth):

....	....
Signature of Director/Secretary	Signature of Director
....	....
Name of Director/Secretary (print)	Name of Director (print)

NOTICE OF ASSIGNMENT

TO: Each Debtor specified in the attached Schedule

YARRAMAN ESTATE PTY LIMITED ACN 101 141 593 c/- Axonn Chartered Accountants, 147 Comur Street Yass NSW 2582 (**"Yarraman Estate"**)

HERBY GIVES YOU NOTICE THAT

1. Yarraman Estate has assigned to **WHINNERS PTY LIMITED** absolutely the debt owed by each of you respectively as set out against your name in the attached Schedule, being the debt which was due and owing by you to Yarraman as of 1 February 2007 (**"Debt"**).

2. You are each irrevocably directed to pay all outstanding amounts of the Debt respectively owed by you to Yarraman to:

   WHINNERS PTY LIMITED ACN 000 641 092
   PO Box 216
   Royal Exchange NSW 1225

Dated this day of February 2007.

Executed by **YARRAMAN ESTATE PTY LIMITED ACN 101 141 593** acting by the following officers pursuant to section 127 of the Corporations Act 2001 (Cth):

....	[signature] ....
Signature of Director/Secretary	Signature of Director
....	William John STUBBS
Name of Director/Secretary (print)	Name of Director (print)

SCHEDULE

Debtor Ref and Name		Debt
ALBERTA1	ALBERTA LIQUOR CONTROL BOARD	3,850.86
ALM00001	AUSTRALIAN LIQUOR MARKETERS	21,632.98
ANCIENT1	ANCIENT BRITON HOTEL	704.55
AUSTRAL3	AUSTRALIAN WINE SELECTORS	1,362.24
BACCHUS1	BACCHUS WINE & SPIRIT MERCHANT	52,904.65
BARKERRU	BARKER OLD BOYS RUGBY UNION	672.00
BEECROFT	BEECROFT CELLARS	3,269.38
BLACKBUT	BLACKBUTT HOTEL	4,993.48
CARAT001	CARAT AUSTRALIA	1,455.14
CBDCELLA	CBD CELLARS	1,714.18
CELLAEPP	CELLARBRATIONS EPPING	2,463.48
CESNOKHT	CESSNOCK HOTEL	265.21
CESSCELL	CESSNOCK CELLARS	962.13
COMHOTMP	COMMERCIAL HOTEL MORPETH	400.87
COMMONWE	THE COMMONWEALTH HOTEL	176.82
CUISINE1	THE CUISINE GROUP	5,272.31
DANMURPH	DAN MURPHY'S	15,853.13
DENMANHO	DENMAN HOTEL	1,027.81
DUGGAN'S	DUGGAN'S DISTILLERS PRODUCTS	48,250.00
DWS00001	DOMAINE WINE SHIPPERS Pty Ltd	61,468.42
ERINDALE	ERINDALE LOCAL LIQUOR	281.71
EXCALIB1	EXCALIBER TRADING (S) PTE LTD	1,655.00
FENNELLB	FENNELL BAY CELLARS	291.33
GETWINES	GET WINES DIRECT	91,542.52
HLW00001	HOTEL LIQUOR WHOLESALERS	2,215.46
ILG00001	INDEPENDENT LIQUOR GROUP	4,692.21
IMPACTWN	IMPACT WINES/ WILLIAMS WINES	11,686.40
LARKINGS	NEIL LARKINGS	1,552.92
LORNBOTT	LORN BOTTLESHOP	1,152.38
M.L.C.C1	MANITOBA LIQUOR CONTROL	933.79
MUSSRSL1	MUSWELLBROOK RSL SUB BRANCH CL	266.78
NATLSTDU	NATIONAL UNION OF STUDENTS INC	525.00
NELSONBY	NELSON BAY CELLARS	605.63
ORIENT01	ORIENT PACIFIC (TRADES)	12,984.00
OVERSEAS	OVERSEAS WINES GmbH	15,064.88
PORTERNB	PORTERS NORTHBRIDGE	5,358.14
PREMWIND	PREMIUM WINES DIRECT	28,381.85
PRINCMER	PRINCE OF WALES HOTEL MEREWETH	198.66
RADIOCAI	RADIO CAIRO	245.43
RWS00001	ROBERT WHALE SELECTIONS LTD	104,718.00
SAILSRES	SAILS RESTAURANT	202.35
SAVSCHIR	SAVERIO SCHIRALLI AGENCIES	59,243.25
SCONEWCE	SCONE WINE CENTRE	244.56
SOUTHMBK	SOUTH MUSWELLBROOK CELLARS	1,140.75
TOWNHALL	TOWN HALL HOTEL	265.23
UPPERH01	Upper Hunter Wine Centre	310.21
WAVFINEW	WAVERTON FINE WINE & FOOD	2,809.62
WINEMAKE	WINEMAKERS CHOICE	4,906.90
WINESOCI	THE AUSTRALIAN WINE CONSUMERS	144.82
WORLDICN	WORLD ICON INTERNATIONAL GROUP	5,219.99
LUNAPARK	LUNA PARK SYDNEY PTY LTD	40,180.28
POWER001	D.A. POWER	7,453.84